EXHIBIT 10.6
GUARANTY

THIS GUARANTY (this “Guaranty”), is made as of May 8, 2013, by WSI Industries, Co., a Minnesota corporation, having an address of 213 Chelsea Road, Monticello, MN 55362  (hereinafter called the “Guarantor”) for the benefit of BMO Harris Bank N.A., a national banking association (hereinafter called the “Lender”).

W I T N E S S E T H:

WHEREAS, WSI Industries, Inc., a Minnesota corporation (the “Borrower”), desires to obtain a loan (the “Loan”) from Lender in the aggregate principal amount of Four Million Two Hundred Thousand and no/100 Dollars ($4,200,000.00), pursuant to the terms and conditions of that certain Loan Agreement (the “Loan Agreement”) entered into by and between Borrower and Lender as of the date hereof and which Loan shall be evidenced by a $4,200,000.00 Amended and Restated Promissory Note (the “Note”), and secured by an Amended and Restated Real Estate Mortgage, Security Agreement and Financing Statement dated as of the date hereof (the "Mortgage");

WHEREAS, Guarantor is a related entity to Borrower, is interested in the affairs of Borrower, and has determined it is in the interest of the undersigned that Lender make the Loan to Borrower;

WHEREAS, Lender has required as a condition of making such Loan that Guarantor executes this Guaranty as further security for payment of the Indebtedness (as hereinafter defined) and all of Borrower’s obligations under the Loan Agreement, Note and Mortgage, in manner and form as herein provided, and Guarantor, by reason of its relationship to Borrower and in order to induce Lender to make the Loan, has agreed to execute this Guaranty;

WHEREAS, the Note, Loan Agreement and Mortgage, and all documents executed in conjunction with the Note, Loan Agreement and Mortgage, as from time to time renewed, modified or extended, are hereinafter referred to as the “Loan Documents”; and

WHEREAS, Guarantor will directly benefit from the extension of credit from Lender to Borrower.

NOW, THEREFORE, in consideration of the extension of credit by Lender to Borrower, the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

1.           Guaranty of Payment.  For good and valuable consideration, Guarantor absolutely and unconditionally guarantees, jointly and severally with any and all other guarantors now or hereafter guarantying the Note, full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Loan Documents.  This is a guaranty of payment and performance and not of collection.  Lender may enforce this Guaranty against Guarantor even when Lender has not commenced or exhausted Lender's remedies against Borrower or any other party obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness.  Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and the Loan Documents.  Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative.  This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties.  Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

2.           Definition of Indebtedness.  The word “Indebtedness” as used in this Guaranty shall mean all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon, and all collection costs and legal expenses related thereto permitted by law, and attorneys' fees arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender.  "Indebtedness" includes, without limitation, loans, advances (including, but not limited to, protective advances made by Lender), debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations and liabilities of Borrower, or any one or more of them, and any present or future judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.  The definition of “Indebtedness” shall also include the amount of any payments made to Lender on behalf of Borrower (including payments resulting from liquidation of collateral) which are recovered from Lender by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the “Surrendered Payments”).  In the event that Lender makes any Surrendered Payments (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Indebtedness, regardless of whether Lender has surrendered or cancelled this Guaranty prior to returning the Surrendered Payments.

3.           Continuing Guaranty.  THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS.  ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

Guarantor agrees that the obligations of Guarantor hereunder shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lender, Borrower, any other guarantor of the Indebtedness or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation:

(a)           any lack of validity or enforceability of the Indebtedness or any of the Loan Documents;

(b)           any termination, amendment, modification or other change in the Indebtedness or any of the Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;

(c)           any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

(d)           any failure, omission or delay on the part of Borrower, Guarantor, any other guarantor of the Indebtedness or Lender to conform or comply with any term of any of the Loan Documents or any failure of Lender to give notice of any Event of Default (as defined in the Loan Documents);

(e)           any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

(f)           any action or inaction by Lender under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of Lender;

(g)           any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower, Guarantor or any other guarantor of the Indebtedness, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(h)           any merger or consolidation of Borrower into or with any entity, or any sale, lease or transfer of any of the assets of Borrower, Guarantor or any other guarantor of the Indebtedness to any other person or entity;

(i)           any change in the ownership of Borrower or any change in the relationship between Borrower, Guarantor or any other guarantor of the Indebtedness, or any termination of any such relationship;

(j)           any release or discharge by operation of law of Borrower or any other guarantor of the Indebtedness from any obligation or agreement contained in any of the Loan Documents;

(k)           any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Borrower or Guarantor; or

(l)           any invalidity, irregularity or unenforceability in whole or in part (including with respect to any netting provision) of any interest rate swap, basis swap, forward rate, interest rate option, collar or corridor agreement or transaction or any similar transaction between Borrower and Lender or any confirmation, instrument or agreement required thereunder or related thereto, or any transaction entered into thereunder, or any limitation on the liability of Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

4.           Duration of Guaranty.  This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full.  Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty.

5.           Binding Nature; Successors and Assigns.  Guarantor agrees that this Guaranty shall be a continuing guaranty and shall inure to the benefit of and may be enforced by Lender and any subsequent holder of the Note and/or successor in interest under the Loan Agreement and Loan Documents (Guarantor hereby consenting to any transfer of the Note, Loan Agreement, and/or Loan Documents without notice).  This Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.  This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death.

6.           Representations and Warranties. Guarantor represents and warrants to Lender that: (a)  no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b)  the making of the Loan by Lender to Borrower confers a real and substantial benefit to Guarantor and is fully supportive of and provides valuable consideration for the execution of this Guaranty; (c) Guarantor is interested in the affairs of Borrower and is thoroughly familiar with the business affairs, books, records, financial condition and operations of Borrower; (d)  Guarantor has full power, right and authority to enter into this Guaranty, and this Guaranty has been duly executed and delivered by Guarantor and constitutes the legally enforceable obligation of Guarantor in accordance with its terms; (e)  the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (f) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (g) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (h) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (i) Guarantor has not filed any petition nor has any petition been filed against Guarantor in bankruptcy or insolvency or reorganization or for the appointment of a receiver or trustee or for the arrangement of debts, nor has Guarantor been the subject of such action, nor has such action been threatened by or against Guarantor, and Guarantor is not insolvent nor will Guarantor be rendered insolvent by the consummation of the Loan and execution of this Guaranty; (j) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (k) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (l) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition; and (m) that if any interest rate swap, basis swap, forward rate, interest rate option, collar or corridor agreement or transaction or any similar transaction between Borrower and Lender shall at any time be in effect, (x) Guarantor has received and examined copies of each document relating to such transaction, the observance and performance of which by Borrower is hereby guaranteed; (y) Guarantor will benefit from Lender entering into each such agreement and any transactions thereunder with Borrower, and Guarantor has determined that the execution and delivery by Guarantor of this Guaranty are necessary and convenient  to the conduct, promotion and attainment of the business of Guarantor; and (z) Lender has no duty to determine whether any such agreement or transaction will be or has been entered into by Borrower for purposes of hedging interest rate, currency exchange rate, or other risks arising in its businesses or affairs and not for purposes of speculation, or is otherwise inappropriate for Borrower.  Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of  its relationship with Borrower or to monitor the performance of Borrower under the Loan Documents.  It is the intention of the parties that Lender may rely completely on this Guaranty for its repayment of the Indebtedness whether or not Borrower is creditworthy and whether or not it would be prudent to make loans or advances to Borrower or to permit the same to remain outstanding.

7.           Guarantor’s Authorizations.  Guarantor authorizes Lender, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:  (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower;  (b)  to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;  (c)  to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral;  (d)  to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose;  (e)  to determine how, when and what application of payments and credits shall be made on the Indebtedness;  (f)  to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or mortgage, as Lender in its discretion may determine;  (g)  to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and  (h)  to assign or transfer this Guaranty in whole or in part.

8.           Waivers by Guarantor.  Except as prohibited by applicable law, Guarantor waives any right to require Lender:  (a)  to continue lending money or to extend other credit to Borrower;  (b)  to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations;  (c)  to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor;  (d)  to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person;  (e)  to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code;  (f)  to pursue any other remedy within Lender's power; or  (g)  to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any relief available under valuation and appraisement laws and any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of: (i)  any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or if permitted by applicable law by exercise of a power of sale;  (ii)  any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness;  (iii)  any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness;  (iv)  any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness;  (v)  any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or  (vi)  any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness.  Without limiting the provisions of the last two (2) sentences of Section 2 above, if payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

9.             Acknowledgments of Guarantor.  Guarantor acknowledges and agrees that Lender has not made any representations or warranties with respect to, does not assume any responsibility to Guarantor for, and has no duty to provide information to Guarantor regarding, the collectability or enforceability of the Indebtedness or the financial condition of Borrower or any Guarantor.  Guarantor has independently determined the collectability and enforceability of the Indebtedness and, until the Indebtedness is paid in full, will independently and without reliance on Lender continue to make such determinations.  Guarantor agrees that Guarantor has read and fully understands the terms of this Guaranty, Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty, and the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty.  Guarantor hereby indemnifies and holds Lender harmless for, from and against all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this Section.

10.            Subordination of Debts to Guarantor.  Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent.  Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.  In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness.  Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness.  If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.  Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Notwithstanding any payment or performance by Guarantor pursuant to this Guaranty, Guarantor shall not be entitled to be subrogated to any rights of Lender against Borrower or any other guarantor of the Indebtedness prior to the time at which the Indebtedness is repaid in full and all periods under applicable bankruptcy law for the contest of any payment by Guarantor or Borrower as a preferential or fraudulent payment have expired, and Guarantor knowingly and with the advise of counsel waives and releases all rights and claims to indemnification, reimbursement and contribution Guarantor now has or at any time hereafter may have against Borrower or Borrower’s estate prior to the time at which the Indebtedness is repaid in full and all periods under applicable bankruptcy law for the contest of any payment by Guarantor or Borrower as a preferential or fraudulent payment have expired, including, without limitation, any rights which may allow Borrower, Borrower’s successors, a creditor of Borrower, or a trustee in bankruptcy of the Borrower to claim in bankruptcy or any other similar proceedings that any payment made by Borrower or Borrower’s successors and assigns to Lender was on behalf of or for the benefit of Guarantor and that such payment is recoverable by Borrower, a creditor or trustee in bankruptcy of Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Lender.

11.            Setoff.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

12.           Applicable Law.  This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions.

13.           CHOICE OF VENUE.  GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY GUARANTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE DISTRICT COURT OF HENNEPIN COUNTY, MINNESOTA, OR AT LENDER’S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA.  GUARANTOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN SUCH COURT.  GUARANTOR WAIVES ANY CLAIM THAT HENNEPIN COUNTY, MINNESOTA, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE.  THE EXCLUSIVE CHOICE OF FORUM FOR GUARANTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND GUARANTOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

14.           WAIVER OF RIGHT TO JURY TRIAL.  LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR GUARANTOR AGAINST THE OTHER.

15.           Fees Relating to Enforcement.  Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty.  Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

16.           Annual Financial Information.  Guarantor agrees to furnish Lender Guarantor’s financial statements included as a part of the consolidated financial statement of the Borrower.

17.           Remedy for Failure to Deliver Financial Statements.  Upon any failure of Guarantor to deliver Guarantor’s periodic financial statements as required pursuant to Section 16 above, Lender shall have the option of imposing an administrative fee of Five Hundred Dollars ($500.00) for each such failure and for each entity for which such financial statements were required to be delivered.  Lender shall notify Guarantor of Guarantor’s failure to deliver such financial statements and, if Guarantor does not cure such failure within thirty (30) days after receipt of such notice from Lender, Lender shall have the right to impose such fee by delivering written notice thereof to Guarantor.  Within ten (10) days after receipt of such written notice, Guarantor shall pay the fee to Lender.  Lender’s receipt of such fee in any instance shall not relieve Guarantor from its obligation to deliver the required financial statements, whether for the then-current period or any future period.  A waiver by Lender of its right to impose such fee shall not constitute a waiver of Lender’s right to impose such fee upon any future failure of Guarantor to deliver the required financial statements.

18.           No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty.  No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Guaranty to take effect as of the date first above written.

GUARANTOR:

WSI Industries, Co.
By:
Name:   Paul D. Sheely
Title:     Vice President/Chief Financial Officer

STATE OF MINNESOTA                   )
 ) SS
COUNTY OF                                         )

On this __ day of May 2013, before me appeared Paul D. Sheely, to me personally known, who, being by me duly sworn, did say that he/she is the Vice President/Chief Financial Officer of WSI Industries, Co., a Minnesota corporation, and that said instrument was signed on behalf of said company by its authority, and said person acknowledged said instrument to be the free act and deed of said company.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.

Name:
Notary Public, State of
My Commission Expires:

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